Exhibit 99.1

OPHTHALMOLOGY
NEUROSURGERY
June 2011

Investor Presentation
QUALITY. PERFORMANCE. INNOVATION.

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among
other, statements concerning management’s expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2010 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

• Synergetics is a medical device company focused in
 the ophthalmology and neurosurgery market
• Synergetics USA, Inc. was formed through a reverse
 merger of Synergetics, Inc. and Valley Forge
 Scientific in 2005
• Synergetics was founded in 1991 and Valley Forge
 was founded in 1980 and became a publicly-held
 company in November 1989
• Synergetics USA, Inc. (NASDAQ: SURG)
• Corporate Headquarters: O’Fallon, MO
• Manufacturing Facilities: O’Fallon, MO and
 King of Prussia, PA
• Shares Outstanding: 24.77mm
• 52 Week Range: $2.23 - $6.01
• Market Cap.: $133.31mm

Financial Comparison

(in thousands)	FYE 2009	Growth Over Prior Period	3rd Quarter FY 2011	Growth Over Prior Period
Sales:				
Ophthalmology	$29,981	7.0%	$9,226	18.6%
Direct Neurosurgery	13,968	8.1%	339	(83.4%)
Marketing Partners	0	--	2,256	N/M
Total Neurosurgery	13,968	8.1%	2,595	(32.7%)
OEM	8,538	2.3%	2,840	29.4%
Other	478	(38.1%)	34	6.3%
Total	52,965	5.8%	14,695	6.0%
Gross Margin	55.5%	(7.2%)	58.2%	0.5%
Operating Profit	3,125	(40.0%)	2,467	20.6%
Operating Profit %	5.9%		16.8%	
Net Income from Operations	1,595	(40.1%)	1,643	34.5%
% of Net Income from Operations	3.0%		11.2%	
EPS from Operations	$0.07	(36.4%)	$0.07	40.0%
Cash	$160	(68.0%)	16,991	(2.7%)
Inventory	15,025	3.1%	13,523	2.6%
Debt	$13,219	(0.7%)	$1,206	(79.8%)

Synergetics™

▪ Major Events:
 ▪ Alcon Settlement
 ▪ Neurosurgery Transition
 ▪ Project Restore

▪ Drive operational efficiencies to improve the platform’s
 profitability
▪ Neurosurgery - Generate Cash
▪ Ophthalmology: Strategic Growth
▪ Sales Force Productivity

▪ Drive operational efficiencies to improve the platform’s
 profitability
 ▪ Lean Manufacturing
 ▪ 2010 savings - $1.4m
 ▪ 2011 estimated incremental savings - $500,000
 ▪ Inventory Reduction
 ▪ 2010 - Down - $11.9m
 ▪ 3rd Quarter 2011 - Up - $13.5m
 ▪ Select Outsourcing
 ▪ On going
 ▪ Potential 2011 savings approximately $400,000
 ▪ Elements of Project Restore
 ▪ Annualized savings = $4.0m

▪ Neurosurgery - Generate Cash
 ▪ Leverage marketing partners’ distribution
 ▪ Transition Complete - Annualized savings of $4m
 ▪ Approximately $1m in residual “Direct” business remains
 ▪ Focus development on high margin electrosurgery products
 ▪ New disposable forceps - (lighted bipolar)
 ▪ Family of new disposable products

▪ Ophthalmology: Strategic Growth
 ▪ Retina
 ▪ Fill gaps, expand offering into new market segments
 ▪ VersaPACK™ Disposable Vitrectomy Pack
 ▪ Develop strategy for ASC dynamic, develop strategy for emerging markets
 ▪ On going
 ▪ Opportunistic Acquisitions
 ▪ On going

▪ Sales Force Productivity
 ▪ 2010 new compensation plan
 ▪ New promotion plan
 ▪ 1st Quarter 2011 orchestrated turnover

Markets

Retinal Market
$935,000,000
17%
Cataract Market
$4,700,000,000
83%

Synergetics™

2011 Anterior (Cataract) and
Posterior (Retinal) Markets Compared

2011 Global Retinal Device Markets

Market Size = $935 Million
Hemostasis, $24M
Retinal Laser Probes, $39M
Light Pipes, $20M
Cryosurgery, $36M
Light Sources, $7M
Tamponades, $59M
Other, $2M
Instruments, $111M
Vitrectomy Packs, $277M
Vitrectomy Machines, $148M
Retinal Lasers, $212M

Synergetics™

▪ Anti-VEGF Therapies (i.e. Lucentis)
▪ Long Term Drug Delivery Implants
▪ Artificial Vision
▪ Microplasmin Vitreous Disinsertion
▪ Site of Service Migration, e.g. ASC, Office

Product Review

synergetics, Inc.
PHOTON II
55.47P
56.20.23P
56.31P
56.32P
56.34.25P
Over 55 PHOTON™ Disposables!

Synergetics™

Ophthalmology Products

DDMS
Quantel Laser
Directional Laser Probes
Endoilluminator - Awh Chandelier
Photon II

VersaPACK™
20ga VersaPACK™ Efficiency - 20020E
Freedom to choose
"With these new packs (and Synergetics products in general), it is about freedom. The freedom to choose what works best for you from entry system to lighting, to forceps, to laser probes."
- Dr. John Kitchens, Louisville, Kentucky

Synergetics™

Neurosurgery Products
(Marketing Partners)

SONOPET OMNI
100
50
15

Eliminated

CUT
40

The Advantage™

Synergetics™

The OMNI is the most innovative
and user-friendly ultrasonic
aspirator available. In addition to
the soft tissue removal
capabilities common, it
effectively addresses dense,
fibrotic lesions, and pioneers the
fine dissection of bone
traditionally performed with
rotating drills.
The OMNI
The Disposable Spetzler-Malis “Yellow”
bipolar forceps offer surgeons brand-
new, high-polished tips for guaranteed
non-stick performance.
Disposable
Bipolar Forceps
Our next generation Malis® Bipolar
Generator. Dual-waveform
technology provides delicate and
efficient cutting and coagulation
control at even lower power
settings, further reducing thermal
spread and collateral tissue
damage.

Stryker
Codman

OEM Products

35
Codman

270
0.5

Codman
MALIS

Synergetics™

CMC V
Codman
Synergy
Stryker Lesion
Generator

Financials

3 Months Ended 4/30/11 Financial Highlights

Synergetics™

▪ Sales were up 6.0% for the three months ended April 30, 2011 with disposables sales up 11.8% and capital sales down 21.5%. ($187,000 loss in Omni sales from three months April 30, 2010)

▪ Overall commercial Expenses were up slightly (1.6%) as R&D expenses remained flat, sales and marketing decreased 4.3% and G&A costs increased
 10.1%. Costs saved by the change in distribution of our neurosurgery products to marketing partners were offset by an investment in G&A into our quality and lean initiatives.
▪ Operating profit of $2.5 million or 16.8% was a record for the Company.

▪ Net income from operations increased to 11.2% of sales from 8.8% and earnings per share from operations increased by 40.0%.
▪ Total interest bearing debt decreased to $1.2 million at April 30, 2011 bringing our leverage down to 2.4%.

▪ Post Alcon transaction, Company has $17.0 million of cash on its balance sheet and has significantly reduced its debt.

First 9 Months 2011 Financial Highlights

Synergetics™

▪ Sales were up 2.6% for the first nine months ended April 30, 2011 with disposables sales up 9.1% and capital sales down 23.9%. ($1.1 million loss in Omni sales from first nine months of fiscal 2010)

▪ Overall commercial Expenses were up slightly (0.9%) as R&D costs increased 11.5%, sales and marketing decreased 7.3% and G&A costs increased 9.0%. Costs saved by the change in distribution of our neurosurgery products to marketing partners were offset by increased
 R&D costs and an investment in G&A into our quality and lean initiatives.

▪ Operating income increased to 13.3% of sales from 11.7% in the prior nine month period.

▪ Cash flow from operations was $2.6 million, down from $3.7 million as we invested $1.5 million in inventory for product launches and to support aggressive fill rate goals.

Financial Overview –

Income Statement 3rd Quarter FY 2011

	3rd Quarter 2011	3rd Quarter 2010	Increase/ (Decrease)
Sales	$14,695	$13,859	6.0%
Gross Profit	8,547	8,031	6.4%
Gross Profit Margin	58.2%	57.9%	0.5%
Commercial Expenses	6,080	5,986	1.6%
Operating Income	2,467	2,045	20.6%
Net Income	1,643	3,309	(50.3%)
Net Income from Operations	1,643	1,222	34.5%
EPS	$0.07	$0.13	(46.2%)
EPS from Operations	$0.07	$0.05	40.0%

Synergetics™

Financial Overview –

Balance Sheet 3rd Quarter FY 2011

	3rd Quarter 2011	3rd Quarter 2010	Increase/ (Decrease)
Cash	16,991	17,458	(2.7%)
Accounts Receivable	9,361	11,216	(16.5%)
Inventory	13,523	13,176	2.6%
Other Current Assets	1,895	1,256	50.9%
Total Assets	74,181	75,085	(1.2%)
Accounts Payable & Accrued Exp.	4,018	5,510	(27.1%)
S/T Debt	1,206	1,638	(26.4%)
L/T Debt	--	4,331	N/M
Deferred Revenue	19,043	19,030	--
Stockholders' Equity	48,627	43,096	12.8%

Synergetics™

N/M = Not Meaningful

Financial Overview –

Cash Flow 3rd Quarter FY 2011

	3rd Quarter 2011	3rd Quarter 2010	Increase/ (Decrease)
Net Income from Operations	$1,643	$1,222	34.5%
Depreciation & Amort.	410	484	(15.3%)
Other Changes	(14)	(166)	91.6%
Changes In Assets & Liabilities	(147)	(315)	53.3%
Impact of One Time Events	--	20,224	(100.0%)
Cash Flows from Operations	1,892	21,449	(91.2%)
Cash Flows (Net of One-Time Events)	1,892	1,225	54.4
Cash Flows from Investing	(431)	952	N/M
Cash Flows from Financing	(2,419)	(5,429)	55.4%
Foreign exchange rate effect	30	8	275.0%
Net (decrease) increase in cash	(928)	16,980	N/M
Beginning Balance	17,919	478	3,648.7%
Ending Balance	$16,991	$17,458	(2.7%)

Synergetics™

N/M = Not Meaningful

Financial Overview –

EPS Reconciliation 3rd Quarter FY 2011

	3rd Quarter 2011	3rd Quarter 2010	Increase/ (Decrease)
Income from Stryker Gain	$--	$893	N/M
Income from Alcon settlement	--	2,398	N/M
Income from Operations	2,452	1,927	27.2%
Net Income from Stryker Gain	--	566	N/M
Net Income from Alcon settlement	--	1,521	N/M
Net Income from Operations	1,643	1,222	34.5%
EPS from Stryker Gain	$0.00	$0.02	N/M
EPS from Alcon settlement	0.00	$0.06	N/M
EPS from Operations	0.07	$0.05	40.0%
Total EPS	$0.07	$0.13	(46.2%)

Synergetics™

N/M = Not Meaningful

Financial Overview –
Income Statement 9 Months FY 2011

	9 Months FY 2011	9 Months FY 2010	Increase/ (Decrease)
Sales	$40,049	$39,020	2.6%
Gross Profit	23,303	22,373	4.2%
Gross Profit Margin	58.2%	57.3%	1.6%
Commercial Expenses	17,969	17,806	0.9%
Operating Income	5,334	4,567	16.8%
Net Income	3,596	4,728	(23.9%)
Net Income from Operations	3,665	2,673	37.1%
EPS	$0.14	$0.19	(26.3%)
EPS from Operations	$0.14	$0.11	27.3%

Synergetics™

Financial Overview –
Cash Flow 9 Months FY 2011

	9 Months FY 2011	9 Months FY 2010	Increase/ (Decrease)
Net Income from Operations	$3,665	$2,673	37.1%
Depreciation & Amort.	1,312	1,451	(9.6%)
Other Changes	183	(297)	N/M
Changes In Assets & Liabilities	(2,616)	(103)	2,439.8%
Impact of One-Time Events	30	20,268	(99.9%)
Cash Flows from Operations	2,574	23,992	(89.3%)
Cash Flows (Net of One-Time Events)	2,544	3,724	(31.7%)
Cash Flows from Investing	(1,745)	611	N/M
Cash Flows from Financing	(2,523)	(7,313)	65.5%
Foreign Exchange Rate Effect	16	8	100%
Net (decrease) Increase	(1,678)	17,298	N/M
Beginning Balance	18,669	160	11,568.1%
Ending Balance	16,991	17,458	(2.7%)

Synergetics™

N/M = Not Meaningful

Financial Overview –
EPS Reconciliation 9 Months FY 2011

	9 Months FY 2011	9 Months FY 2010	Increase/ (Decrease)
Income (Loss) from Stryker	($99)	$817	N/M
Income from Alcon settlement	--	2,398	0.00%
Income from Operations	5,223	4,180	25.0%
Net Income from Stryker Gain	(69)	522	N/M
Net Income from Alcon settlement	--	1,533	0.00%
Net Income from Operations	3,665	2,673	37.1%
EPS from Stryker Gain	$0.00	$0.02	0.0%
EPS from Alcon settlement	$0.00	$0.06	0.00%
EPS from Operations	$0.14	$0.11	27.3%
Total EPS	$0.14	$0.19	(26.3%)

Synergetics™

N/M = Not Meaningful

Summary

Total Sales	9 Months Ended 4/30/11	9 Months Ended 4/30/10
Ophthalmology	$25.0	$23.1
Direct Neurosurgery	$1.4	$7.8
Marketing Partners	$6.3	$2.3
OEM	$7.3	$5.8

Performance	9 Months Ended 4/30/11	9 Months Ended 4/30/10
Operating Margin	13.3%	11.7%
Net Income	$3.6	$4.7
EPS	$0.14	$0.19
Cash Balance (period end)	$16,991	$17,458
Debt (period end)	$1,206	$5,969

Synergetics™

▪ Improved stability of the platform
▪ Reinvigorating sales growth
▪ Unique, technically proficient worldwide distribution
 capability
▪ Opportunity to create “Fast Follower” that will be viewed
 as an attractive entry vehicle to ophthalmology

▪ David M. Hable - President, CEO
 Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry.
▪ Pamela Boone - Executive Vice President, CFO
 Previously served as CFO, VP, and Corporate Controller for Maverick Tube Corporation. 25 years of financial expertise.
▪ Kurt Gampp - Executive Vice President, COO
 Co-founded Synergetics, Inc. Over 30 years of microsurgical instrument making experience.
▪ Jerry Malis, M.D. - Executive Vice President, CSO
 Served as President, CEO, & Chairman of Valley Forge. Over 40 years of industry experience. Published over 50 articles in the biological science, electronics and engineering fields. Issued ten U.S. patents.
▪ Jason Stroisch - Vice President, Marketing
 Over 15 years experience in the medical device industry covering engineering, international sales and marketing management roles.
▪ Michael Fanning - Vice President, Sales
 Over 20 years in sales and management roles, working in service, medical device, and manufacturing sectors.

OPHTHALMOLOGY
NEUROSURGERY
June 2011
Investor Presentation
QUALITY. PERFORMANCE. INNOVATION.
3845 Corporate Centre Drive
O’Fallon, MO 63368
(636) 939-5100
www.synergeticsusa.com